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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 27, 2006

                 Residential Asset Securitization Trust 2006-A13
                 -----------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-132042-42

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                              95-4791925
----------------------------------                           -------------------
   (State or Other Jurisdiction                               (I.R.S. Employer
of Incorporation of the depositor)                           Identification No.)


 155 North Lake Avenue
 Pasadena, California                                               91101
----------------------                                            ---------
(Address of Principal                                             (Zip Code)
  Executive Offices)


The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
     Item 9.01.

     (a)  Financial statements of business acquired.
          ------------------------------------------

          Not applicable

     (b)  Pro forma financial information.
          --------------------------------

          Not applicable.

     (c)  Shell Company Transactions.
          ---------------------------

          Not applicable

     (d)  Exhibits:
          ---------

     8.1 Tax Opinion of Sidley Austin LLP

     23.1 Consent of Sidley Austin LLP (included in Exhibit 8.1)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth_
                                                     ------------------------
                                                     Victor H. Woodworth
                                                     Vice President


Dated: October 27, 2006

                                  Exhibit Index

Exhibit
-------

8.1      Tax Opinion of Sidley Austin LLP

23.1     Consent of Sidley Austin LLP (included in Exhibit 8.1)